Press Release

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

800-522-5465

Investor.Relations@aberdeenstandard.com

ABERDEEN INCOME CREDIT STRATEGIES FUND ANNOUNCES

RIGHTS OFFERING AND MONTHLY DISTRIBUTION

(Philadelphia, May 10, 2021) — The Board of Trustees (the “Board”) of Aberdeen Income Credit Strategies Fund (NYSE: ACP) (the “Fund”), a closed-end fund, has approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares (the “Common Shareholders”) of beneficial interest (“Common Shares”) as of the record date, entitling the holders of those Rights to subscribe for Common Shares (the “Offer”). The Board, based on the recommendations and presentations of Aberdeen Asset Managers Limited, the Fund’s investment adviser (the “Adviser”), and others, has determined that it is in the best interests of the Fund and the Common Shareholders to conduct the Offer and seek to increase the assets of the Fund available for investment.   The Offer seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price (subject to a sales load).

The Fund will distribute to Common Shareholders of record as of the record date (“Record Date Shareholders”), which is currently anticipated to be May 20, 2021 (the “Record Date”), one right (“Right”) for each Common Share held on the Record Date. Record Date Shareholders will be entitled to purchase one new Common Share for every three Rights held (1 for 3); however, any Common Shareholder who owns fewer than three Common Shares as of the Record Date will be entitled to subscribe for one Common Share. Fractional Common Shares will not be issued.

The proposed subscription period is currently anticipated to commence on the Record Date and expire on June 16, 2021, unless extended by the Fund (the “Expiration Date”). The Rights are transferable and are expected to be admitted for trading on the New York Stock Exchange (the “NYSE”) under the symbol “ACP RT” during the course of the Offer. Rights may be exercised at any time during the subscription period.

The subscription price per Common Share (the “Subscription Price”) will be determined on the Expiration Date, and will be based upon a formula equal to 92.5% of the average of the last reported sales price of a Common Share of the Fund on the NYSE on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 87% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date, the Subscription Price will be 87% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on that day. The estimated Subscription Price has not yet been determined by the Fund.

Record Date Shareholders who exercise all of their primary subscription Rights will be eligible for an over-subscription privilege entitling Record Date Shareholders to subscribe, subject to certain limitations and allotment, for any additional Common Shares not purchased pursuant to the primary subscription.

The Fund also announced today that it will pay a distribution of US $0.10 per share on May 27, 2021 to all shareholders of record as of May 21, 2021 (ex-dividend date May 20, 2021). Please note that this monthly distribution will not be payable with respect to the shares that will be issued pursuant to the rights offering.

The Fund also expects to declare a regular monthly distribution to Common Shareholders payable on or about June 30, 2021 with a record date on or about June 4, 2021, which will also not be payable with respect to Common Shares that are issued pursuant to the Offer after such record date.

The Offer will be made pursuant to the Fund’s currently effective shelf registration statement on file with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus. A final prospectus supplement and accompanying prospectus will be filed with the SEC, but has not been filed as of the date of this release. The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus for the Offer to Record Date Shareholders within the United States shortly following the Record Date. To exercise their Rights, Common Shareholders who hold their Common Shares through a broker, custodian or trust company, should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Common Shareholders who do not hold Common Shares through a broker, custodian or trust company, should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus.

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The Fund is a diversified, closed-end management investment company. The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in loan and debt instruments (and loan-related or debt-related instruments, including repurchase and reverse repurchase agreements and derivative instruments) of issuers that operate in a variety of industries and geographic regions. The Fund invests all or a substantial portion of its assets in below investment grade securities which are often referred to as high yield or “junk” securities. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s Common Shares is determined by a number of factors, many of which are beyond the control of the Fund.

The Fund is managed and advised by Aberdeen Asset Managers Limited. The Fund’s shares trade on the NYSE under the symbol “ACP”.

In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers:  Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., Aberdeen Standard Investments Australia Ltd., Aberdeen Standard Investments (Asia) Ltd., Aberdeen Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Aberdeen Standard Alternative Funds Limited.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. There is no assurance that the Fund will achieve its investment objectives. For further information regarding the Fund’s Offer, or to obtain a prospectus supplement and accompanying prospectus, when available, please visit the website maintained by the SEC at www.sec.gov or contact the Fund’s Information Agent:

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Georgeson Inc.

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

1-800-561-2871

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy. Investors should read the prospectus supplement and accompanying prospectus, when available, and consider the investment objective, risks, fees and expenses of the Fund carefully before investing. This press release is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

If you wish to receive this information electronically, please contact Investor.Relations@aberdeenstandard.com

aberdeenacp.com

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